UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 21, 2025
Date of Report (Date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	88-1818410 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On, May 21, 2025, Redwire Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 4, 2025, the record date of the Annual Meeting, there were 77,082,332 shares of common stock issued and outstanding and 106,982.7 shares of Series A preferred stock issued and outstanding, which were entitled to an aggregate of 37,341,635 votes on an as converted to common stock basis. Holders of 96,716,942 shares of common stock and of Series A preferred stock, on an as converted to common stock basis, were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for purposes of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of Class III Directors.

The Company’s shareholders elected the following nominees to serve as Class I directors until the 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter Cannito	77,536,145	2,898,427	16,282,370
Joanne O. Isham	80,270,821	163,751	16,282,370
Kirk Konert	75,960,783	4,473,789	16,282,370

Proposal No. 2: Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified.

Votes For	Votes Against	Abstentions
96,047,130	154,374	515,438

Proposal No. 3: Amendment of the Company's Certificate of Incorporation to limit the liability of certain officers of the Company.

The Company's shareholders approved the amendment to the Company's Certificate of Incorporation to provide for the limitation of personal liability of certain officers for monetary damages for breach of fiduciary duty as an officer, to the extent permitted by the Delaware General Corporation Law.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,866,600	4,513,317	54,655	16,282,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2025

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director